Exhibit 10.22

BRIGADE CAPITAL MANAGEMENT, LLC

SENATOR INVESTMENT GROUP LP

August 2, 2010

Aventine Renewable Energy Holdings, Inc.

120 North Parkway Drive

Pekin, Illinois  61554

Re:  $50,000,000 Senior Secured Notes

Ladies and Gentlemen:

Reference is made to the Chapter 11 bankruptcy cases, lead case no. 09-11214 (KG), before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), in which Aventine Renewable Energy Holdings, Inc. (“ARE Holdings” and, in the case of reorganized ARE Holdings, the “Issuer”) and certain of its affiliates were debtors and debtors in possession (collectively with ARE Holdings, the “Debtors”).  Reference is further made to: (i) the Chapter 11 plan of reorganization filed by the Debtors on December 4, 2009 (as modified or amended, the “Plan”), and (ii) the original letter agreement among Brigade Capital Management, LLC, Nomura Corporate Research & Asset Management, Inc., Whitebox Advisors LLC, Senator Investment Group LP and SEACOR Capital Corporation, dated December 3, 2009 (the “First Backstop Commitment Agreement”). Capitalized terms used in this letter agreement (the “Second Backstop Commitment Agreement”) and not otherwise defined shall have the meanings provided in the term sheet relating to the issuance of additional Senior Secured Notes (the “Senior Secured Notes Term Sheet”) attached hereto as Exhibit A.(1)

The Plan proposed that the Debtors would obtain exit financing required for the emergence of the Debtors from Chapter 11 of the Bankruptcy Code through the offering and sale (the “First Offering”) of $105,000,000 in aggregate principal amount (the “First Offering Amount”) of the Issuer’s 13% senior secured notes due 2015 (the “Senior Secured Notes”) on the terms described in the Plan and the Senior Secured Notes Term Sheet attached as Exhibit A to the First Backstop Commitment Agreement.  Pursuant to the Plan, and subject to the terms and conditions of the First Backstop Commitment Agreement, each holder of a pre-petition claim with respect to ARE Holdings’ 10% senior notes due 2017 was entitled to purchase its respective pro rata amount of the First Offering Amount of Senior Secured Notes.

(1)  The Senior Secured Notes Term Sheet (including all appendices and schedules attached thereto) is incorporated into and constitutes a part of this Second Backstop Commitment Agreement as if set forth herein.

On February 24, 2010, the Bankruptcy Court entered an order approving and confirming the Plan (the “Confirmation Order”).  Pursuant to the Plan, the Confirmation Order and the First Backstop Commitment Agreement, on March 15, 2010, the Issuer issued and sold an aggregate principal amount of Senior Secured Notes equal to the First Offering Amount.

Subject to the terms and conditions of this Second Backstop Commitment Agreement, the Issuer may desire to obtain additional financing through the offering and sale (the “Second Offering”) of an aggregate principal amount of Senior Secured Notes equal to up to $50,000,000 (the Second Offering Amount”).  Subject to the terms and conditions of this Second Backstop Commitment Agreement, if the Issuer desires to proceed with the Second Offering, the Issuer shall use its commercially reasonable efforts to offer and sell the Senior Secured Notes, in an aggregate principal amount up to the Second Offering Amount, in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereunder or other available exemption to (i) qualified institutional buyers, as that term is defined in Rule 144A under the Securities Act, (ii) accredited investors, as that term is defined in Rule 501(a) of Regulation D under the Securities Act, or (iii) a person other than a U.S. person, as that term is defined in Regulation S under the Securities Act, located outside the United States (collectively, the “Proposed Purchasers”).

To provide assurance that the Second Offering will be fully subscribed, subject to the conditions set forth herein, each of the undersigned (collectively, the “Backstop Purchasers”) hereby severally, and not jointly, commits to purchase its Commitment Percentage, not to exceed its Commitment Amount (as such terms are defined on Schedule I to the Senior Secured Notes Term Sheet) of the Senior Secured Notes not purchased by the Proposed Purchasers in the Second Offering (the “Backstop Commitment”).

In consideration of the foregoing agreements of the Backstop Purchasers:

(a)           in connection with the closing of the Second Offering, each Backstop Purchaser shall be entitled to purchase Senior Secured Notes issued to it in the Second Offering at a price per $1,000 aggregate principal amount of Senior Secured Notes equal to $960, plus accrued interest from the last interest payment date to the settlement date; and

(b)           subject to satisfying the terms and conditions set forth herein, the Backstop Purchasers shall be entitled to a commitment fee (the “Commitment Fee”) in the amount of $500,000, payable to the Backstop Purchasers in accordance with their respective Commitment Percentages, regardless of whether the Second Offering is consummated; and

(c)           each of the Backstop Purchasers hereby makes the representations, warranties and agreements set forth on Exhibit B hereto.

Notwithstanding the foregoing, the Commitment Fee shall, subject to satisfying the conditions set forth herein, be (a) deemed fully earned on the date hereof, and (b) payable in full in cash upon the consummation of the Second Offering or, if earlier, upon termination of this Second Backstop Commitment Agreement.

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The Commitment Fee, once paid, shall be nonrefundable, paid in immediately available funds, without setoff or recoupment and shall not be subject to defense or offset on account of any claim, defense or counterclaim.

In addition to the satisfaction of each of the conditions set forth in the Senior Secured Notes Term Sheet, this Second Backstop Commitment is subject to the negotiation, execution and delivery of definitive documentation satisfactory in form and substance to the Majority Backstop Purchasers and their counsel in their sole discretion, to be substantially similar in form and substance to such documentation customarily provided in an offering of a type similar to the Second Offering and/or no less favorable to the Backstop Purchasers than such documentation in the First Offering.  The agreement of the Backstop Purchasers hereunder is further conditioned upon the Backstop Purchasers not having become aware of any information or other matter affecting the Issuer or the transactions contemplated hereby that is inconsistent in a material and adverse manner with any information or other matter disclosed to the Backstop Purchasers or otherwise known or made available to any of the Backstop Purchasers prior to the date hereof, or of any material omissions from the information which has previously been, or may hereafter be, furnished by the Issuer, or its representatives or advisors, to the Backstop Purchasers for their review.

More specifically and for purposes of clarity, the commitment of the Backstop Purchasers to purchase the Senior Secured Notes set forth in this Second Backstop Commitment Agreement shall terminate and all of the obligations of the Issuer (other than the obligations of the Issuer to (i) pay the reimbursable expenses provided for in this Second Backstop Commitment Agreement, (ii) satisfy its indemnification obligations under this Second Backstop Commitment Agreement and (iii) pay the Commitment Fee) shall be of no further force or effect, upon the giving of written notice of termination by the Majority Backstop Purchasers, in the event that any Backstop Termination Event occurs (as set forth in the “Termination of Backstop Commitments” section of the Senior Secured Notes Term Sheet); provided that each such Backstop Termination Event may be waived in writing by the Majority Backstop Purchasers:

Whether or not the transactions contemplated hereby are consummated, the Issuer agrees to: (i) pay within 10 days of demand the reasonable fees, expenses, disbursements and charges of the Backstop Purchasers incurred previously or in the future relating to the exploration and discussion of the Backstop Commitment or to the preparation and negotiation of this Second Backstop Commitment Agreement, the Senior Secured Notes Term Sheet and the proposed documentation and the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and expenses of counsel to the Backstop Purchasers, up to an amount not to exceed $30,000 in the aggregate; and (ii) indemnify and hold harmless the Backstop Purchasers and their affiliates and each of their respective directors, officers, partners, members, representatives, employees, agents, attorneys, financial advisors, restructuring advisors and other professional advisors, each of the foregoing solely in their capacities as such with respect to the transactions contemplated by this Second Backstop Commitment Agreement (each an “Indemnified Person”), and hold each Indemnified Person harmless from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may incur, have asserted against it or be involved in as a result of or arising out of or in any way related to this Second Backstop Commitment Agreement, the Backstop Commitment the Second Offering, the Senior Secured Notes Term Sheet, the use of proceeds of

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the Senior Secured Notes with respect to the Second Offering or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse each of such Indemnified Persons within 10 days after demand for any reasonable legal or other expenses incurred in connection with any of the foregoing; provided, however, that the foregoing indemnity shall not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent they have resulted from the bad faith, willful misconduct or gross negligence of such Indemnified Person.

Notwithstanding any other provision to the contrary, no Indemnified Person shall be liable to the Issuer or its subsidiaries for any special, indirect, consequential or punitive damages in connection with its activities related to this Second Backstop Commitment Agreement, the Backstop Commitment, the Second Offering, the Senior Secured Notes Term Sheet or the use of proceeds of the Senior Secured Notes with respect to the Second Offering.  The terms set forth in this indemnification section shall survive termination of this Second Backstop Commitment Agreement and shall remain in full force and effect regardless of whether the Second Offering is consummated.

This Second Backstop Commitment Agreement and the rights and obligations hereunder may not be assigned by the Issuer or its subsidiaries without the prior written consent of the Majority Backstop Purchasers (and any purported assignment without such consent shall be null and void).  This Second Backstop Commitment Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and the Indemnified Persons.  Notwithstanding the foregoing, the Backstop Purchasers may assign all or any portion of their obligations hereunder to one or more financial institutions reasonably acceptable to the Issuer; provided, that the Issuer’s consent shall not be required for such an assignment to a fund affiliated with any Backstop Purchaser; provided further, in the event that a Backstop Purchaser wishes to assign all or any portion of its obligations hereunder in accordance with the foregoing provisions (other than to an affiliated fund), the other Backstop Purchaser shall have a right of first refusal to purchase such obligations in such manner as they may agree.  Upon any such assignment (other than an assignment to a fund affiliated with any Backstop Purchaser without the Issuer’s consent), the obligations of the Backstop Purchasers in respect of the portion of their obligations so assigned shall terminate.  In the event that any Backstop Purchaser fails to meet its obligations under this Second Backstop Commitment Agreement, the non-breaching Backstop Purchaser shall have the right, but not the obligation, to assume such obligations.

This Second Backstop Commitment Agreement sets forth the agreement of the Backstop Purchasers to fund the Backstop Commitment on the terms and subject to the conditions described herein and in the Senior Secured Notes Term Sheet, and shall be considered withdrawn if the Backstop Purchasers have not received from the Issuer and its subsidiaries a fully executed counterpart to this Second Backstop Commitment Agreement on or before 4:00 p.m. New York City time on August 2, 2010.

This Second Backstop Commitment Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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By accepting delivery of this Backstop Commitment Agreement, the Issuer and its subsidiaries agree that this Second Backstop Commitment Agreement is confidential and that neither its existence nor the terms hereof will be disclosed by such entity to any person other than such entity officers, directors, employees, accountants, attorneys and other advisors, and then only on a “need to know” basis in connection with the transactions contemplated hereby and on a confidential basis. Notwithstanding the foregoing, following the Issuer’s and its subsidiaries’ acceptance of the provisions hereof and delivery of an executed counterpart of this Second Backstop Commitment Agreement to the Backstop Purchasers as provided below, the Issuer may (i) make such public disclosures of the terms and conditions hereof as required by law, in the opinion of counsel to the Issuer, to be made and (ii) file a copy of this Second Backstop Commitment Agreement with the Securities and Exchange Commission or in any public record in which it is required by law to be filed.

This Second Backstop Commitment Agreement may not be amended or waived except in writing signed by the Issuer and the Majority Backstop Purchasers.  This Second Backstop Commitment Agreement may be executed in any number of counterparts, each of which will be an original, and all of which, when taken together, will constitute one agreement.  Delivery of an executed counterpart of this Second Backstop Commitment Agreement by email in portable document format (.pdf format) will be effective as delivery of a manually executed counterpart of this Second Backstop Commitment Agreement.

This Second Backstop Commitment Agreement shall become effective and binding upon the mutual exchange of fully executed counterparts.

If the foregoing is in accordance with your understanding of our agreement, please sign this Backstop Commitment Agreement in the space indicated below and return it to us.

Very truly yours,

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BRIGADE CAPITAL MANAGEMENT, LLC, as investment manager for and on behalf of certain funds

By:	/s/ Carney Hawks
Name: Carney Hawks
Title: Partner

Dated: August 2, 2010

Signatures continue on following pages

SENATOR INVESTMENT GROUP LP, as investment manager for and on behalf of certain funds

By:	/s/ Edward Larmann
Name: Edward Larmann
Title: CFO

Dated: August 2, 2010

Signatures continue on following pages

The foregoing is hereby agreed to and accepted:

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ John W. Castle
Name: John W. Castle
Title: CFO

Dated: August 2, 2010

AVENTINE RENEWABLE ENERGY, INC.

By:	/s/ John W. Castle
Name: John W. Castle
Title: CFO

Dated: August 2, 2010

AVENTINE RENEWABLE ENERGY – MT VERNON, LLC

By:	/s/ John W. Castle
Name: John W. Castle
Title: CFO

Dated: August 2, 2010

AVENTINE RENEWABLE ENERGY – AURORA WEST LLC

By:	/s/ John W. Castle
Name: John W. Castle
Title: CFO

Dated: August 2, 2010

AVENTINE POWER, LLC

By:	/s/ John W. Castle
Name: John W. Castle
Title: CFO

Dated: August 2, 2010

NEBRASKA ENERGY, LLC

By:	/s/ John W. Castle
Name: John W. Castle
Title: CFO

Dated: August 2, 2010

EXHIBIT A

Senior Secured Notes Term Sheet

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

$50,000,000 13% Senior Secured Notes due 2015

Summary of Principal Terms

The following Summary of Principal Terms (this “Senior Secured Notes Term Sheet”) provides an outline of a proposed notes offering by the issuer identified below.  This Senior Secured Notes Term Sheet is an expression of interest only and is not meant to be binding on the parties and is meant only as a negotiation aid to be used by the issuer, any Backstop Purchaser (defined below) or other person or entity to provide any financing or to enter into any agreement or contract or any other financing arrangement.  Accordingly, the parties do not intend to be bound unless and until they enter into definitive documentation regarding the subject matter of this Senior Secured Notes Term Sheet.  The actual terms and conditions upon which any purchaser might purchase the notes are subject to internal approvals, execution and delivery of definitive legal documentation by all required parties and such other terms and conditions as are determined by the parties; provided that such other terms and conditions are consistent with the terms of this Senior Secured Notes Term Sheet.  Until disclosed by the issuer, with the prior written consent of the Majority Backstop Purchasers or as permitted by the Backstop Commitment Agreement (defined below), this Senior Secured Notes Term Sheet and the information contained herein is strictly confidential and may not be shared with any person or entity.  Unless otherwise defined herein, each capitalized term used in this Senior Secured Notes Term Sheet shall have the same meaning ascribed to such term in the Backstop Commitment Agreement to which this Senior Secured Notes Term Sheet is attached.

Issuer:	Aventine Renewable Energy Holdings, Inc. (the “Issuer”).

Securities Offered:

Up to $50,000,000 in aggregate principal amount (the “Offering Amount”) of 13% senior secured notes due 2015 (the “Notes”) issued pursuant to the Indenture, dated as of March 15, 2010, among the Issuer, the guarantors named therein, as guarantors, and Wilmington Trust, FSB, as trustee and collateral agent (the “Indenture”).  Each $1,000 in principal amount of Notes will be issued and sold (other than as set forth under “Backstop Purchaser Discount”) at an offering price equal to 100%, plus accrued interest from the last interest payment date to the settlement date.

Offering:

The Issuer will use its commercially reasonably efforts to offer and sell the Notes, in an aggregate principal amount up to the Offering Amount (the “Offering”), in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereunder or other available exemption to (i) qualified institutional buyers, as that term is defined in Rule 144A under the Securities Act, (ii) accredited investors, as that term is defined in Rule 501(a) of Regulation D under the Securities Act, or (iii) a person other than a U.S. person, as that term is defined in Regulation S under the Securities Act, located outside the United States (collectively, the “Purchasers”).  To the extent less than all of the Notes are issued to the Purchasers, the entities which agree to backstop the Offering pursuant to the Backstop Commitment Agreement (defined below), the initial list of which is set forth on Schedule I hereto (the parties listed on Schedule I, the “Backstop Purchasers” and each a “Backstop Purchaser”). For the avoidance of doubt, the Backstop Purchasers shall be entitled to participate in the Offering in their capacity as Purchasers.

On the terms and subject to the conditions set forth in that certain commitment letter agreement, dated as of August 2, 2010 (the “Backstop Commitment Agreement”), each Backstop Purchaser will severally commit to purchase its respective Commitment Percentage (defined below) of Notes up to an aggregate principal amount equal to the Offering Amount on or after August 15, 2010.  For purposes hereof, (i) a Backstop Purchaser’s “Commitment Percentage” is the percentage for such purchaser set forth on Schedule I hereto and (ii) “Majority Backstop Purchasers” shall mean the Backstop Purchasers having at least a majority of the aggregate Commitment Percentages.

Registered Exchange Offer; Registration Rights:

In connection with the closing of the Offering, the Issuer and the guarantors of the Notes shall enter into a registration rights agreement (the “Registration Rights Agreement”) in form and substance acceptable to the Majority Backstop Purchasers in their sole discretion.  The Registration Rights Agreement shall provide, among other things, for the registered exchange of the Notes for a new issue of substantially identical debt securities (the “Exchange Registration”).

With respect to the Exchange Registration, the Registration Rights Agreement will obligate the Issuer and guarantors of the Notes to:

•      file a registration statement with the Securities and Exchange Commission enabling the holders of the Notes to exchange the privately issued Notes for publicly registered notes with substantially identical terms within 180 days after the closing of the Offering;

•      cause such registration statement to become effective within 365 days after the closing of the Offering and to complete the exchange offer within 50 days after the effective date of such registration statement; and

•      file a shelf registration statement for the resale of the Notes if the Issuer and the guarantors of the Notes cannot effect an exchange offer within the time periods listed above and in certain other circumstances.

The failure of the Issuer and the guarantors of the Notes to meet any of the obligations describe above with respect to the Exchange Registration shall result in additional interest becoming payable with respect to the Notes (including the notes issued in the Exchange Registration) in the amount of 2.0%.

Use of Proceeds:

The gross proceeds of the Offering will be used for transaction expenses and either applied to replenish funds previously used to construct or acquire equipment and real estate pledged to secure the Notes (which replenished funds may be used to acquire additional equipment and real estate or for other general corporate purposes) or deposited at closing with the collateral agent pending use to construct or acquire equipment and real estate pledged to secure the Notes.

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Backstop Purchaser Discount:

In consideration of the agreements of the Backstop Purchasers set forth in the Backstop Commitment Agreement, each Backstop Purchaser shall be entitled to purchase Notes issued to it in the Offering at a price per $1,000 aggregate principal amount of Notes equal to $960, plus accrued interest from the last interest payment date to the settlement date.

Commitment Fee:

Subject to satisfying the terms and conditions of the Backstop Commitment Agreement, the Backstop Purchasers shall be entitled to a commitment fee (the “Commitment Fee”) in the amount of $500,000, payable to the Backstop Purchasers in accordance with their respective Commitment Percentages, regardless of whether the Offering is consummated.  The Commitment Fee will be paid at the consummation of the Offering or, if earlier, upon termination of the Backstop Commitment Agreement.

Ratings:

If not obtained prior to the issue date, the Issuer will use its commercially reasonable efforts to obtain ratings for the Notes by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or Moody’s Investors Service, Inc.

Conditions Precedent To the Closing:

The obligation of the Backstop Purchasers to purchase the Notes as set forth in the Backstop Commitment Agreement will be conditioned upon satisfaction of each of the following conditions; provided, that each of the following conditions may be waived by the Majority Backstop Purchasers in their sole discretion:

•      The Notes and all documents, instruments and other agreements executed and delivered in connection with any of the foregoing (collectively, the “Notes Documents”) shall be in form and substance satisfactory to the Majority Backstop Purchasers in their sole discretion;

•      All reasonable out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) required to be paid to each of the Backstop Purchasers (in an amount not to exceed $30,000), the trustee and the collateral agent for the Notes on or before the closing of the Offering have been paid in full in cash;

•      There shall have occurred no material adverse effect on any of (i) the operations, performance, prospects, business, assets, properties, or condition (financial or otherwise) of the Issuer and its subsidiaries, taken as a whole, based on publicly available information and other information provided by the Issuer to the Backstop Purchasers since August 2, 2010, (ii) the ability of the Issuer and its subsidiaries to perform their respective obligations under the Notes Documents and the Indenture or (iii) the ability of the noteholders to enforce their rights under the Notes Documents and the Indenture (each of the foregoing, a “Material Adverse Change”); and

•      Any and all governmental and third party consents and approvals necessary in connection with the offer and sale of the Notes, the

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execution of the Notes Documents and the transactions contemplated hereby and thereby shall have been obtained and shall remain in effect.

Termination of Backstop Commitments:

The commitment of the Backstop Purchasers to purchase the Notes set forth in the Backstop Commitment Agreement (the “Backstop Commitment”) shall terminate and all of the obligations of the Issuer and its subsidiaries (other than the obligations of the Issuer and its subsidiaries to (i) pay the reimbursable expenses under the Backstop Commitment Agreement, (ii) satisfy their indemnification obligations under the Backstop Commitment Agreement and (iii) pay the Commitment Fee) shall be of no further force or effect, upon the giving of written notice of termination by the Majority Backstop Purchasers, in the event that any of the following occurs (each, a “Backstop Termination Event”), each of which may be waived in writing by the Majority Backstop Purchasers.

•     the closing of the Offering does not occur on or before September 15, 2010; provided, that that the Majority Backstop Purchasers have not acted (or failed to act) in a manner materially inconsistent with this Senior Secured Notes Term Sheet;

•     an action (or failure to act) by the Issuer or any of its subsidiaries that is materially inconsistent with this Senior Secured Notes Term Sheet, unless such action (or inaction) is cured within five business days of receiving written notice thereof from the Majority Backstop Purchasers;

•     any court of competent jurisdiction or other competent governmental or regulatory authority issues an order making illegal or otherwise restricting, preventing, or prohibiting the Offering as set forth in this Senior Secured Notes Term Sheet in a manner that cannot be reasonably and promptly remedied by the Issuer or the Backstop Purchasers;

•     one or more of the conditions precedent to the consummation of the transactions set forth in this Senior Secured Notes Term Sheet or to the obligations of the Backstop Purchasers set forth in the  Backstop Commitment Agreement is not satisfied or, in the judgment of the Majority Backstop Purchasers, becomes impossible to satisfy on or before the closing of the Offering; or

•     at any time from and after the occurrence of a Material Adverse Change.

Closing Date:

On or after August 15, 2010, but no later than September 15, 2010, as specified at least five business days in advance of the closing in a written notice delivered by the Issuer to the Backstop Purchasers.

Expenses:

The Issuer shall pay all out of pocket costs and expenses of each of the Backstop Purchasers (to the extent required hereunder) and the trustee and collateral agent for the Notes (including all reasonable fees and expenses of counsel and consultants) in connection with the negotiation, preparation, execution and delivery of the Notes Documents, any

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amendment or waiver of any provision of the Notes Documents and in connection with the enforcement or protection of any of their rights and remedies under the Notes Documents, and the issuance of the Notes issued to the Backstop Purchasers and the Purchasers.

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Schedule I

Backstop Purchasers

Backstop Purchasers	Commitment Percentage	Commitment Amount
Brigade Capital Management, LLC, as investment manager, for and on behalf of certain funds	66.67%	$33,335,000	*
Senator Investment Group LP, as investment manager, for and on behalf of certain funds	33.33%	$16,665,000	*
TOTAL	100%	$50,000,000	*

*  Excluding accrued interest from the last interest payment date to the settlement date.

EXHIBIT B

Agreement, Representations and Warranties

(1)           such Backstop Purchaser acknowledges that the new Senior Secured Notes subscribed for will not be offered pursuant to an effective registration statement and will be subject to restrictions on resale and transfer and may not be sold except as permitted below;

(2)           such Backstop Purchaser (or such account for which such Backstop Purchaser is purchasing Senior Secured Notes) is acquiring the new Senior Secured Notes for its own account and not with a view to any distribution of the new Senior Secured Notes in violation of the Securities Act subject, nevertheless, to the understanding that the disposition of its property will at all times remain within its control;

(3)           such Backstop Purchaser acknowledges that it is purchasing the new Senior Secured Notes for its own account or for an account with respect to which it exercises sole investment discretion and has full power to make these acknowledgments, representations, warranties and agreements and that it and any such account is either (A) an “Accredited Investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) or a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act) and is aware, and each beneficial owner of such new Senior Secured Notes has been advised, that the sale of such new Senior Secured Notes to it is being made in a transaction exempt from registration under the Securities Act or (B) not a “U.S. person” acquiring any new Senior Secured Notes in an offshore transaction within the meaning of Regulation S;

(4)           such Backstop Purchaser understands and agrees on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated that (1) such new Senior Secured Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and (2) that if within at least one year after the later of (A) the date of original issuance of the new Senior Secured Notes and (B) the last date in which the Company or any of its affiliates, within the meaning of Rule 144 under the Securities Act, was the owner of the new Senior Secured Notes, it decides to resell, pledge or otherwise transfer such new Senior Secured Notes on which the legend set forth below appears, such new Senior Secured Notes may be resold, pledged or transferred only (I) to the Issuer, (II) pursuant to an effective registration statement under the Securities Act, (III) for so long as the Senior Secured Notes are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (IV) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act, (V) to an Accredited Investor that is acquiring the security for its own account, or for the account of such an Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (VI) pursuant to another available exemption from the registration requirements of the Securities Act, and (3) the purchaser will, and each subsequent holder is required to, notify any purchaser of new Senior Secured Notes from it of the resale restrictions referred to in clause (2) of this paragraph, if then applicable;

(5)           such Backstop Purchaser understands that each new Senior Secured Note will contain the following legend, unless otherwise agreed by the Issuer:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS A NON-U.S. PURCHASER AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a) OF RULE 501 UNDER THE SECURITIES ACT AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE, PRIOR TO THE DATE WHICH IS ONE YEAR (OR SUCH OTHER PERIOD THAT MAY BE HEREAFTER PROVIDED UNDER RULE 144 UNDER THE SECURITIES ACT PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S, OR TRANSFER AGENT’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF

TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR TRANSFER AGENT;

(6)           such Backstop Purchaser (1) is able to act on its own behalf for itself (or any such account for which it is purchasing Senior Secured Notes) in the transactions contemplated by the Second Backstop Commitment Agreement, (2) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the new Senior Secured Notes, and (3) (or the account for which it is acting) has the ability to bear the economic risks of its prospective investment in the new Senior Secured Notes and can afford the complete loss of such investment;

(7)           such Backstop Purchaser understands that the Issuer and the guarantors and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations, warranties and agreements and agrees that if any of the acknowledgements, representations, warranties and agreements made by it by its submission of this Second Backstop Commitment Agreement are, at any time prior to the consummation of the Second Offering, no longer accurate, it shall promptly notify the Issuer.  If it is acquiring the new Senior Secured Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations, warranties and agreements on behalf of such account;

(8)           other than with respect to the transactions contemplated herein, since the time that such Backstop Purchaser was first contacted by the Issuer or any other person regarding the transactions contemplated hereby, neither such Backstop Purchaser nor any affiliate of such Backstop Purchaser which (1) had knowledge of the transactions contemplated hereby and (2)(x) has or shares discretion relating to such Backstop Purchaser’s investments or trading or information concerning such Backstop Purchaser’s investments, including in respect of the Senior Secured Notes, or (y) is subject to such Backstop Purchaser’s review or input concerning such affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Backstop Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Issuer (notwithstanding the foregoing, in the case of a Backstop Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Backstop Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Backstop Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Second Backstop Commitment Agreement);

(9)           other than to other persons party to this Second Backstop Commitment Agreement and to advisors, such Backstop Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction); and

(10)         such Backstop Purchaser is aware that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of the Issuer’s securities and other activities with respect to the Issuer’s securities by the Backstop Purchasers.